CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    In connection with the quarterly report of Princeton Acquisitions, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 1989, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Fred Mahlke, the Chief Executive Officer And Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Fred Mahlke
                                    Fred Mahlke
                                    Chief Executive Officer
                                    Chief Financial Officer
                                    Date:  April 12, 2005